Exhibit 10.3
AMENDMENT NO. 1 TO
AMENDED AND RESTATED CREDIT AGREEMENT
AND REPLACEMENT OF SCHEDULE
TO AMENDED AND RESTATED SECURITY AGREEMENT
THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT AND REPLACEMENT OF SCHEDULE TO AMENDED AND RESTATED SECURITY AGREEMENT (this “Amendment”) is entered into this 11th day of June, 2010 (the “Amendment Effective Date”), by and among FRANKLIN CREDIT ASSET CORPORATION, a Delaware Corporation (“Franklin Asset”), TRIBECA LENDING CORP., a New York corporation (“Tribeca”), Franklin Asset, LLC, a Delaware limited liability company (“FCAC Subco”) and the other BORROWERS listed on Schedule 1 hereto (together with Franklin Asset, Tribeca and FCAC Subco, each, a “Borrower” and collectively, the “Borrowers”), THE FINANCIAL INSTITUTIONS PARTY HERETO AS LENDERS (each, a “Lender” and collectively, the “Lenders”), and THE HUNTINGTON NATIONAL BANK, a national banking association (“Huntington”) as administrative agent for the Lenders, in such capacity, and together with its successors and assigns in such capacity, the “Administrative Agent”).
This Amendment amends and modifies a certain Amended and Restated Credit Agreement dated as of March 31, 2009 (as amended, supplemented, restated, or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”) by and among the Borrowers, the Lenders and the Administrative Agent and replaces Schedule 3 to a certain Amended and Restated Security Agreement dated as of March 31, 2009 (as amended, supplemented, restated, or otherwise modified from time to time prior to the date hereof, the “All Asset Security Agreement”) by and among the Borrowers and the Administrative Agent. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.
RECITALS:
A. As of March 31, 2009, the Borrowers, the Lenders and the Administrative Agent executed the Credit Agreement, amending and restating the terms of certain extensions of credit to the Borrowers and reaffirming all Loan Documents entered into or delivered prior to such date; and
B. As of March 31, 2009, the Borrowers executed and delivered to the Administrative Agent the All Asset Security Agreement, pursuant to which the Borrowers’ granted to the Administrative Agent, for the benefit of the Lenders, a security interest in substantially all of the Borrowers’ personal property assets, whether then owned or thereafter acquired, including without limitation, the REIT Shares; and
C. Huntington Capital Financing, LLC, a Nevada limited liability company, has agreed to merge into Huntington Preferred Capital II, Inc., an Ohio corporation, and exchange the REIT Shares presently held by the Administrative Agent constituting a portion of the Collateral for 4,724.1330831 shares of the Class C Preferred Shares and 154 shares of the common stock of Huntington Preferred Capital II, Inc., and the Borrowers and the Administrative Agent desire to maintain the continuity of the Administrative Agent’s Lien in the REIT Shares; and
D. The Borrowers, the Lenders and the Administrative Agent have agreed to amend and modify certain defined terms in the Credit Agreement and replace Schedule 3 to the All Asset Security Agreement to accommodate the exchange of all of the Class C preferred shares and common stock of Huntington Capital Financing, LLC, a Nevada limited liability company, issued to FCAC Subco for Class C preferred and common shares of Huntington Preferred Capital II, Inc., an Ohio corporation, upon the terms and subject to the conditions contained herein.

NOW, THEREFORE, in consideration of the mutual covenants, agreements and promises contained herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto for themselves and their successors and assigns do hereby agree, represent and warrant as follows:
1. The definitions of “REIT Common Stock,” “REIT Preferred Stock” and “REIT Shares,” set forth in Section 1.01, “Certain Defined Terms,” of the Credit Agreement are hereby amended to recite as follows:
“REIT Common Stock” shall mean 154 shares of the common stock of Huntington Preferred Capital II, Inc., an Ohio corporation.
“REIT Preferred Stock” shall mean 4,724.1330831 shares of the Class C Preferred Shares of Huntington Preferred Capital II, Inc., an Ohio corporation.
“REIT Shares” shall mean the REIT Common Stock and the REIT Preferred Stock of Huntington Preferred Capital, II, Inc. issued to FCAC Subco in exchange for 4,724.1330831 shares of the Class C Preferred Shares and seven shares of the common stock of Huntington Capital Financing, LLC and collaterally assigned to the Administrative Agent pursuant to the Loan Documents.
2. Schedule 3, “Pledged Collateral,” to the Security Agreement is hereby amended and replaced with the Schedule 3 attached to this Amendment.
3. Conditions of Effectiveness. This Amendment shall become effective as of the Amendment Effective Date, upon satisfaction of all of the following conditions precedent:
(a) The Administrative Agent shall have received execution and delivery of, by all parties signatory thereto, originals, or completion as the case may be, to the satisfaction of the Lender and its counsel, containing such information requested by the Administrative Agent and its counsel and reflecting the absence of any material fact or issues and in all respect satisfactory to the Lender, each of the following Loan Documents:
(i) Five (5) duly executed originals of this Amendment; and
(b) The representations contained in the immediately following paragraph shall be true and accurate.
4. Representations and Warranties. Each Borrower represents and warrants to the Administrative Agent and each Lender as follows: (a) the execution, delivery and performance by such Borrower of this Amendment and each other Loan Document have been duly authorized by all requisite corporate or organizational action on the part of such Borrower and will not violate any Requirement of Law applicable to each Borrower; and (b) this Amendment has been duly executed and delivered by each Borrower, and each of this Amendment, the Credit Agreement and each other Loan Document as amended hereby constitutes the legal, valid and binding obligation of each Borrower, enforceable against such Borrower in accordance with the terms thereof.

5. Ratification and Reaffirmation. Each Borrower agrees that the Liens and security interests granted to the Administrative Agent with respect to the Obligations as security for all obligations and liabilities of such Borrower under the Credit Agreement, each Application and Agreement for Letter of Credit and the Revolving Loan Note are valid and binding and are hereby ratified and confirmed in all respects.
6. Reference to and Effect on the Loan Documents. (a) Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “Amended and Restated Credit Agreement,” “Credit Agreement,” “Agreement,” the prefix “herein,” “hereof,” or words of similar import, and each reference in the Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. (b) Except to the extent amended or modified hereby, all of the representations, warranties, terms, covenants and conditions of the Credit Agreement and the other Loan Documents shall remain as written originally and in full force and effect in accordance with their respective terms and are hereby ratified and confirmed, and nothing herein shall affect, modify, limit or impair any of the rights and powers that the Administrative Agent may have hereunder or thereunder. Nothing in this Amendment shall constitute a novation. The amendments set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to or modification of any of the Administrative Agent’s or any Lender’s rights under, or of any other term or provisions of, the Credit Agreement or any other Loan Document, or of any term or provision of any other instrument referred to therein or herein or of any transaction or future action on the part of any Borrower that would require the consent of the Lender.
7. No Waiver. Nothing in this Amendment shall be construed to waive, modify, or cure any default or Event of Default that exists or may exist under the Credit Agreement or any other Loan Document.
8. Waiver of Right to Trial by Jury. EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS AMENDMENT OR ANY LOAN DOCUMENT, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE, AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
9. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, and all of which together will constitute one and the same instrument. Receipt by the Administrative Agent of a facsimile copy of an executed signature page hereof will constitute receipt by the Administrative Agent of an executed counterpart of this Amendment.

10. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of Ohio.
11. Headings. Section headings in this Amendment are included herein for convenience of reference only and will not constitute a part of this Amendment for any other purpose.
12. Patriot Act Notice. The Administrative Agent hereby notifies each Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub.L.10756 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies each Borrower, which information includes the name and address of each Borrower and other information that will allow the Administrative Agent to identify each Borrower in accordance with the Act.
[Signature Pages Follow.]

IN WITNESS WHEREOF, the Borrowers, the Administrative Agent and the Lenders have hereunto set their hands as of the date first set forth above.

BORROWERS: FRANKLIN CREDIT ASSET CORPORATION
By:	/s/ Thomas J. Axon
	Name:	Thomas J. Axon
	Title:	President

TRIBECA LENDING CORP.
By:	/s/ Thomas J. Axon
	Name:	Thomas J. Axon
	Title:	President

FRANKLIN ASSET, LLC
By:	/s/ Thomas J. Axon
	Name:	Thomas J. Axon
	Title:	President

EACH BORROWER LISTED ON SCHEDULE 1 ATTACHED HERETO
By:	/s/ Thomas J. Axon
	Name:	Thomas J. Axon
	Title:	as President of, and on behalf of, each Borrower listed on Schedule 1 attached to this Amendment.

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT: THE HUNTINGTON NATIONAL BANK
By:	/s/ Mark T. Bahlmann
	Name:	Mark T. Bahlmann
	Title:	Authorized Representative

LENDERS: THE HUNTINGTON NATIONAL BANK, as Lender
By:	/s/ Mark T. Bahlmann
	Name:	Mark T. Bahlmann
	Title:	Authorized Representative

HUNTINGTON FINANCE LLC, as Lender
By:	/s/ Donald R. Kimble
	Name:	Donald R. Kimble
	Title:	President

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

M & I MARSHALL & ILSLEY BANK, as Lender
By:	/s/ Scott A. Stiverson
	Name:	Scott A. Stiverson
	Title:	S.V.P.

By:
Name:
Title:

BOS (USA) INC., as Lender
By:	Bank of Scotland plc, as Administrative Agent

By:	/s/ Julia R. Franklin
	Name:	Julia R. Franklin
	Title:	Assistant Vice President

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

REAFFIRMATION AND CONSENT OF GUARANTORS
Each of the undersigned (each, a “Guarantor” and collectively, the “Guarantors”), being a limited guarantor of the indebtedness of FRANKLIN CREDIT ASSET CORPORATION, a Delaware Corporation (“Franklin Asset”), TRIBECA LENDING CORP., a New York corporation (“Tribeca”), Franklin Asset, LLC, a Delaware limited liability company (“FCAC Subco”) and the other BORROWERS listed on Schedule 1 to the above Amendment No. 1 to Amended and Restated Credit Agreement (together with Franklin Asset, Tribeca and FCAC Subco, each, a “Borrower” and collectively, the “Borrowers”) to THE FINANCIAL INSTITUTIONS PARTY HERETO (each, a “Lender” and collectively, the “Lenders”), and THE HUNTINGTON NATIONAL BANK, a national banking association, as administrative agent for the Lenders, (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”) pursuant to one or more certain guaranty agreements in favor of the Administrative Agent, hereby (i) consents to be bound by the terms, conditions and execution of the above Amendment No. 1 to Amended and Restated Credit Agreement, (ii) reaffirms each warranty, representation, covenant, and agreement made by such Guarantor in one or more guaranty agreements executed and delivered to the Administrative Agent, and (iii) agrees that such Guarantor’s rights and obligations shall be continuing as provided in each such guaranty agreements and that said guaranty agreements shall remain as written originally and continue in full force and effect in all respects, in each case with respect to the Obligations under the Credit Agreement, as amended by Amendment No. 1 to Amended and Restated Credit Agreement.

GUARANTORS: FRANKLIN CREDIT HOLDING CORPORATION
By:	/s/ Thomas J. Axon
	Name:	Thomas J. Axon
	Title:	President

FRANKLIN CREDIT MANAGEMENT CORPORATION
By:	/s/ Thomas J. Axon
	Name:	Thomas J. Axon
	Title:	President

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

SCHEDULE 1
FCMC 2000 C CORP.
FCMC 2000 D CORP.
FCMC 2001 A CORP.
FCMC 2001 B CORP (fka Fort 100 Corporation)
FCMC 2001 C CORP.
FCMC 2001 D CORP.
FCMC 2001 E CORP.
FCMC 2001 F CORP.
FCMC 2002 A CORP.
FCMC 2002 B CORP.
FCMC 2002 C CORP.
FCMC 2002 D CORP.
FCMC 2002 E CORP.
FCMC 2002 F CORP.
FCMC 2002 G CORP.
FCMC 2002 H CORP.
FCMC 2003 A CORP.
FCMC 2003 B CORP.
FCMC 2003 C CORP.
FCMC 2003 D CORP.
FCMC 2003 E CORP.
FCMC 2003 F CORP.
FCMC 2003 G CORP.
FCMC 2003 H CORP.
FCMC 2003 I CORP.
FCMC 2004 A CORP (fka FCMC 2003 J Corp.)
FCMC 2004 B CORP. (fka FCMC 2003 K Corp.)
FCMC 2004 C CORP.
FCMC 2004 D CORP.
FCMC 2004 E CORP.
FCMC 2004 F CORP.
FCMC 2004 G CORP.
FCMC 2004 H CORP.
FCMC 2004 I CORP.
FCMC 2004 J CORP.
FCMC 2004 K CORP.
FCMC 2004 L CORP.
FCMC 2004 M CORP.
FCMC 2005 A CORP.
FCMC 2005 B CORP.
FCMC 2005 C CORP.
FCMC 2005 D CORP.

FCMC 2005 E CORP.
FCMC 2005 F CORP.
FCMC 2005 G CORP.
FCMC 2005 H CORP.
FCMC 2005 I CORP.
FCMC B-ONE 2004 A CORP.
FCMC B-ONE 2004 B CORP.
FCMC B-ONE 2004 C CORP.
FCMC B-ONE 2004 D CORP.
FCMC B-ONE 2004 E CORP.
FCMC B-ONE 2004 F CORP.
FLOW 2000A CORP.
FLOW 2000B CORP.
FLOW 2000D CORP.
FLOW 2000E CORP.
FLOW 2000F CORP.
FLOW 2001 A CORP.
FLOW 2001 B CORPORATION
FLOW 2001 C CORPORATION
FLOW 2001 D CORP (fka Fort 100 B Corporation)
FLOW 2001 E CORPORATION
FLOW 2001 F CORPORATION
FLOW 2001 G CORPORATION
FLOW 2001 H CORP.
FLOW 2001 I CORP.
FLOW 2001 J CORP.
FLOW 2001 K CORP
FLOW 2001 L CORP.
FLOW 2002 A CORP.
FLOW 2002 B CORP.
FLOW 2002 C CORP.
FLOW 2002 D CORP.
FLOW 2002 E CORP.
FLOW 2002 F CORP.
FLOW 2002 G CORP.
FLOW 2002 H CORP.
FLOW 2002 I CORP.
FLOW 2002 J CORP.
FLOW 2002 K CORP.
FLOW 2002 L CORP.
FLOW 2003 A CORP.
FLOW 2003 B CORP.
FLOW 2003 C CORP.
FLOW 2003 D CORP.

FLOW 2003 E CORP.
FLOW 2003 F CORP.
FLOW 2003 G CORP.
FLOW 2003 H CORP.
FLOW 2003 I CORP.
FLOW 2003 J CORP.
FLOW 2003 K CORP.
FLOW 2003 L CORP.
FLOW 2004 A CORP. (fka Flow 2003 M Corp.)
FLOW 2004 B CORP.
FLOW 2004 C CORP.
FLOW 2004 D CORP.
FLOW 2004 E CORP.
FLOW 2004 F CORP.
FLOW 2004 G CORP.
FLOW 2004 H CORP.
FLOW 2004 I CORP.
FLOW 2005 A CORP.
FLOW 2005 B CORP.
FLOW 2005 C CORP.
FLOW 2005 D CORP.
FLOW 2005 E CORP.
FLOW 2005 F CORP
FLOW 2005 G CORP
FLOW 2005 H CORP
FLOW 2005 I CORP
FLOW 2005 J CORP
FLOW 99-92 CORP.
CAPE 77 CORP.
COAST 56 CORPORATION
EMERGE 64 CORPORATION
FIRSTGOLD 69 CORP.
BEACH FUNDING CORP.
COAST 96 CORP.
EMOD 65 CORP.
GREENWICH FIRST CORPORATION
GREENWICH FUNDING CORPORATION
GREENWICH MANAGEMENT CORPORATION
HARRISON FINANCIAL CORPORATION
PANCAL 82 CORP.
PENN 100B CORP.
PENN 100 CORP.
POINT 91 CORP.
STATES 87 CORP.

FCMC 2005 J CORP.
FCMC 2005 K CORP.
FCMC 2005 L CORP.
FCMC 2005 M CORP.
FCMC 2005 N CORP.
FCMC 2005 O CORP.
FCMC 2005 P CORP.
FCMC 2005 Q CORP.
FCMC 2005 R CORP.
FCMC 2005 S CORP.
FCMC 2006 A CORP.
FCMC 2006 B CORP.
FCMC 2006 C CORP.
FCMC 2006 D CORP.
FCMC 2006 E CORP.
FCMC 2006 F CORP.
FCMC 2006 G CORP.
FCMC 2006 H CORP.
FCMC 2006 I CORP.
FCMC 2006 J CORP.
FCMC 2006 L CORP.
FCMC 2006 N CORP.
FCMC 2006 O CORP.
FCMC 2006 P CORP.
FCMC 2006 Q CORP.
FCMC 2006 R CORP.
FCMC 2006 S CORP.
FCMC 2006 T CORP.
FCMC 2006 U CORP.
FCMC 2006 V CORP.
FCMC 2006 W CORP.
FCMC 2006 X CORP.
FCMC 2006 Y CORP.
FCMC 2006 Z CORP.
FCMC 2007 A CORP.
FCMC 2007 B CORP.
FCMC 2007 C CORP.
FCMC 2007 D CORP.
FCMC 2007 E CORP.
FCMC 2007 F CORP.
FCMC 2007 G CORP.
FCMC 2007 H CORP.

FCMC 2007 I CORP.
FCMC 2007 J CORP.
FCMC 2007 K CORP.
FCMC 2007 L CORP.
FCMC 2007 M CORP.
FCMC 2007 N CORP
FCMC 2007 O CORP.
FCMC 2007 P CORP.
FCMC 2007 Q CORP.
FCMC 2007 R CORP.
FCMC 2007 S CORP.
FCMC 2007 T CORP.
FCMC 2007 U CORP
FCMC 2007 V CORP.
FCMC 2007 W CORP.
FCMC 2007 X CORP.
FCMC 2007 Y CORP.
FCMC 2007 Z CORP
FCMC 2007 AA CORP.
FCMC 2007 AB CORP.
FCMC 2007 AC CORP.
FLOW 2006 A CORP.
FLOW 2006 B CORP.
FLOW 2006 C CORP.
FLOW 2006 D CORP.
FLOW 2006 E CORP.
FLOW 2006 G CORP.
FLOW 2006 H CORP.
FLOW 2007 A CORP.
FLOW 2007 B CORP
FLOW 2007 C CORP.
FLOW 2007 D CORP.
RONTEX CORPORATION
SIX HARRISON CORPORATION
HARRISON FIRST CORPORATION
HARRISON FINANCIAL ASSOCIATES, INC.
HARRISON FUNDING CORPORATION
RONTEXT 1617 CORPORATION
RONTEX 1617 CORPORATION
JUNIPER CORP.
NEWPORT 50 CORPORATION
SIX HARRISON CORPORATION
HUDSON MANAGEMENT CORPORATION

TRIBECA FUNDING CORPORATION
TRIBECA L 2005 CORP.
TRIBECA LII 2005 CORP.
TRIBECA LIII 2005 CORP.
TRIBECA LIV 2005 CORP.
TRIBECA LIX 2006 CORP.
TRIBECA LV 2005 CORP.
TRIBECA LVI 2005 CORP.
TRIBECA LVII 2006 CORP.
TRIBECA LVIII 2006 CORP.
TRIBECA LX 2006 CORP.
TRIBECA LXI 2006 CORP.
TRIBECA LXII 2006 CORP.
TRIBECA LXIII 2006 CORP.
TRIBECA LXIV 2006 CORP.
TRIBECA LXIX 2006 CORP.
TRIBECA LXV 2006 CORP.
TRIBECA LXVI 2006 CORP.
TRIBECA LXVII 2006 CORP.
TRIBECA LXVIII 2006 CORP.
TRIBECA LXX 2006 CORP.
TRIBECA LXXI 2006 CORP.
TRIBECA LXXII 2006 CORP.
TRIBECA LXXIII 2006 CORP.
TRIBECA LXXIV 2006 CORP.
TRIBECA LXXIX 2007 CORP.
TRIBECA LXXV 2006 CORP.
TRIBECA LXXVI 2006 CORP.
TRIBECA LXXVII 2006 CORP.
TRIBECA LXXVIII 2006 CORP.
TRIBECA LXXX 2007 CORP.
TRIBECA LXXXI 2007 CORP.
TRIBECA LXXXII 2007 CORP.
TRIBECA LXXXIII 2007 CORP.
TRIBECA LXXXIV 2007 CORP.
TRIBECA LXXXIX 2007 CORP.
TRIBECA LXXXV 2007 CORP.
TRIBECA LXXXVI 2007 CORP.
TRIBECA LXXXVII 2007 CORP.
TRIBECA LXXXVIII 2007 CORP.
TRIBECA XC 2007 CORP.
TRIBECA XCI 2007 CORP.
TRIBECA XCII 2007 CORP.

TRIBECA XCIII 2007 CORP.
TRIBECA XCIV 2007 CORP.
TRIBECA XCV 2007 CORP.
TRIBECA XIX 2004 CORP.
TRIBECA XV 2004 CORP.
TRIBECA XVII 2004 CORP.
TRIBECA XVIII 2004 CORP.
TRIBECA XX 2004 CORP.
TRIBECA XXI 2004 CORP.
TRIBECA XXII 2004 CORP.
TRIBECA XXIII 2004 CORP.
TRIBECA XXIV 2004 CORP.
TRIBECA XXIX 2005 CORP.
TRIBECA XXV 2004 CORP.
TRIBECA XXVI 2004 CORP.
TRIBECA XXVII 2004 CORP.
TRIBECA XXVIII 2004 CORP.
TRIBECA XXX 2005 CORP.
TRIBECA XXXI 2005 CORP.
TRIBECA XXXII 2005 CORP.
TRIBECA XXXIII 2005 CORP.
TRIBECA XXXIV 2005 CORP.
TRIBECA XXXIX 2005 CORP.
TRIBECA XXXV 2005 CORP.
TRIBECA XXXVI 2005 CORP.
TRIBECA XXXVII 2005 CORP.
TRIBECA XXXVIII 2005 CORP.
TRIBECA XXXX 2005 CORP.
TRIBECA XXXXI 2005 CORP.
TRIBECA XXXXII 2005 CORP.
TRIBECA XXXXIII 2005 CORP.
TRIBECA XXXXIV 2005 CORP.
TRIBECA XXXXIX 2005 CORP.
TRIBECA XXXXV 2005 CORP.
TRIBECA XXXXVI 2005 CORP.
TRIBECA XXXXVII 2005 CORP.
TRIBECA XXXXVIII 2005 CORP.
TRIBECA LI 2005 CORP.
TRIBECA XVI 2004 CORP.
FLOW 2007 E CORP
EMGOLD 57 CORP.
FCMC CORPORATE REFINANCE

Schedule 3 to Amended and Restated Security Agreement
Pledged Collateral
FRANKLIN CREDIT ASSET CORPORATION
•	100% of issued and outstanding equity of all classes of stock of subsidiaries of Franklin Credit Asset Corporation listed on Schedule 2.
TRIBECA LENDING CORP.
•	100% of issued and outstanding equity of all classes of stock of subsidiaries of Tribeca Lending Corp. listed on Schedule 2.
FRANKLIN ASSET, LLC
•	Certificate No. 5 for 154 shares of the common stock in Huntington Preferred Capital II, Inc., an Ohio corporation (REIT Common Shares)

•	Certificate No. C-1 for 4,724.1330831 Shares of Class C Preferred Stock in Huntington Preferred Capital II, Inc., an Ohio corporation (REIT Preferred Shares)

•	CLASS A Trust Certificate No. 1 of Franklin Mortgage Asset Trust 2009-A (Mortgage Loan Certificate)

•	CLASS A Trust Certificate No. 2 of Franklin Mortgage Asset Trust 2009-A (Mortgage Loan Certificate)

•	CLASS REO Trust Certificate No. 1 of Franklin Mortgage Asset Trust 2009-A

•	CLASS REO Trust Certificate No. 2 of Franklin Mortgage Asset Trust 2009-A
FRANKLIN CREDIT ASSET CORPORATION, TRIBECA LENDING CORP. AND EACH OF THEIR RESPECTIVE SUBSIDIARIES:
•	100% of issued and outstanding equity of Franklin Asset, LLC.